SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2013

FASTFUNDS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-33053                             87-0425514

(Commission File Number) (IRS Employer Identification No.)

319 Clematis Street, Suite 400, West Palm Beach, FL 33401

(Address of Principal Executive Offices) (Zip Code)

(561) 514-9042

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

On March 8, 2013, the Company informed our registered independent public accountant, R.R. Hawkins & Associates International, a Professional Service Corporation (“Hawkins”) of their dismissal.

Hawkins's report on the financial statements for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2011 and 2010 there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hawkins would have caused them to make reference thereto in their report on the financial statements. Through the interim period March 8, 2013 (the date of dismissal), there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hawkins would have caused them to make reference thereto in their report on the financial statements.

We have authorized Hawkins to respond fully to the inquiries of the successor accountant.

During the years ended December 31, 2011 and 2010 and the interim period through March 8, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Hawkins prior to the date of the filing of this Report and requested that Hawkins furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the response letter from Hawkins is attached to this Form 8-K as Exhibit 16.

(2) New Independent Accountants:

On March 8, 2013, the Company engaged D. Brooks and Associates CPA’s, P.A. (“Brooks”) as its new registered independent public accountant. During the years ended December 31, 2011 and 2010 and prior to March 8, 2013 (the date of the new engagement), we did not consult with Brooks regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Brooks, in either case where written or oral advice provided by Brooks would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

16	Letter from R.R. Hawkins & Associates International, a Professional Service Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FastFunds Financial Corporation

Dated: March 14, 2013	/s/ Barry Hollander
Barry Hollander
Acting President